                     EV TRADITIONAL EMERGING MARKETS FUND
                  EV TRADITIONAL GOVERNMENT OBLIGATIONS FUND
                      EV TRADITIONAL GREATER INDIA FUND
                        EV TRADITIONAL INVESTORS FUND
                     EV TRADITIONAL SPECIAL EQUITIES FUND
                          EV TRADITIONAL STOCK FUND
                       EV TRADITIONAL TOTAL RETURN FUND
                 SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1996

THE FOLLOWING CHANGES ARE EFFECTIVE JANUARY 1, 1997:

1. THE FOURTH FOOTNOTE OF "SHAREHOLDER AND FUND EXPENSES" IS REPLACED WITH THE FOLLOWING:

    No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."

2. THE LAST LINE OF AND THE FOOTNOTES TO THE CURRENT SALES CHARGE AND DEALER COMMISSIONS TABLE UNDER "HOW TO BUY FUND SHARES" ARE REPLACED WITH THE
    FOLLOWING:

                                  SALES CHARGE AS         SALES CHARGE AS       DEALER COMMISSION
                                    % OF AMOUNT            % OF OFFERING         AS PERCENTAGE OF
       AMOUNT OF PURCHASE             INVESTED                 PRICE              OFFERING PRICE
       ------------------         ---------------         ---------------       -----------------
       $1,000,000 or more              0.00*                   0.00*               See below**

        *No sales charge is payable at the time of purchase of investments of $1,000,000 or more. A contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Such purchases made before
         January 1, 1997 will be subject to a CDSC of 0.50% in the event of such redemptions.

       **A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.

3.  THE FOLLOWING IS ADDED TO "HOW TO BUY FUND SHARES":

    No sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.

4. THE FOLLOWING REPLACES THE FIRST AND SECOND SENTENCES OF THE SIXTH PARAGRAPH UNDER "HOW TO REDEEM FUND SHARES":

    As described under "How to Buy Fund Shares," certain purchases of Fund shares are subject to a CDSC if redeemed within 12 months of purchase.

January 1, 1997
                                                                    T-COMBSUPP